Exhibit 32.1

Certification of Principal Executive Officer

And Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant To Section 906 of

The Sarbanes-Oxley Act of 2002

In connection with the accompanying annual report on Form 10-K of USA InvestCo Holdings Inc. for the year ended February 28, 2014, I, Charles Schoninger, Principal Executive Officer and Principal Financial Officer of USA InvestCo Holdings Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such quarterly report on Form 10-K for the year ended February 28, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such annual report of Form 10-K for the year ended February 28, 2014, fairly represents in all material respects, the financial condition and results of operations of USA InvestCo Holdings Inc.

Dated: May 9, 2014	/s/ Charles Schoninger
Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)